                                                                   Exhibit 99.1


FOR IMMEDIATE RELEASE                                                     FINAL
April 6, 1998


FOR MORE INFORMATION,
PLEASE CONTACT:
RANDALL J. SMITH, (310) 445-6822
WEBSITE:  www.westfieldamerica.com


                  WESTFIELD AMERICA, INC. AND THE ROUSE COMPANY
                 ACQUIRE THE HAHN PORTFOLIO OF SHOPPING CENTERS
                                FOR $2.55 BILLION


Los Angeles, CA, April 6, 1998 - Westfield America, Inc. (NYSE: WEA) together with The Rouse Company (NYSE: RSE) announced today that they signed a definitive agreement to acquire The Hahn Portfolio of shopping centers from TrizecHahn (NYSE: TZH).

The purchase price is valued at a maximum of $2.55 billion. The portfolio being acquired consists of interests in 20 shopping centers with 19 million square feet of gross leasable area, located in eight states.

The joint bid by Westfield America and Rouse was structured on geographic lines to provide a strategic fit with their respective portfolios. Westfield America is acquiring the 13 shopping centers located on the West Coast for an allocated purchase price of up to $1.44 billion (including the assumption of debt). The final price will be dependent upon the interests ultimately conveyed at closing. There are 4 centers in San Diego, CA; 3 in Los Angeles, CA; 5 in Northern California; and one in Washington State, for a total of 12.5 million square feet of gross leasable area. The 13 centers have specialty store sales productivity of $358 per square foot, well in excess of industry averages, and at year end 1997 had occupancy of 88%.

After the acquisition, Westfield America will have a total of 37 centers with
34.2 million square feet of gross leasable area. Twenty of these centers are located in California, 8 in San Diego, 7 in Los Angeles and 5 in Northern California - giving Westfield a substantial presence in these three major markets. Westfield's portfolio strategy of clustering regional shopping centers in major metropolitan areas, to obtain market penetration, is substantially advanced by this purchase. Upon


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completion of the transaction, Westfield America will have six multi-center markets in St. Louis, MO; Washington, D.C.; Connecticut; San Diego, Los Angeles and Northern California.

Frank Lowy, Chairman of Westfield America stated "We have a high regard for The Rouse Company and are pleased that we were able to join with them for this acquisition. We established a strong working relationship with the senior executives of Rouse during this transaction and look forward to working with them on future opportunities."

Peter Lowy, President of Westfield America, Inc. stated, "This transaction provides Westfield America with an enhanced strategic position in California and the portfolio offers us numerous marketing, leasing, expansion and growth opportunities."

The transaction will be completed in stages, beginning in August/September and finishing by the end of the year.

Westfield America, Inc. (NYSE: WEA), a real estate investment trust, is one of the nation's leading owners of regional retail centers. With this acquisition, the company will own 37 major shopping centers in 14 metropolitan areas in the states of California, Colorado, Connecticut, Maryland, Missouri, New York, and Washington.


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                                                                      Attachment




                        Westfield America, Inc. Portfolio

           Note: The 13 centers acquired from TrizecHahn are in bold.


                                                          TOTAL MALL
                                                             GLA
                                                          ----------
      PROPERTY                     CITY & STATE             (000's)          DEPARTMENT STORES
      --------                     ------------                              -----------------
WEST

San Diego, California
HORTON PLAZA                       SAN DIEGO, CA               800     NORDSTROM, MACY'S, MERVYN'S
PARKWAY PLAZA                      SAN DIEGO, CA             1,030     ROBINSON'S-MAY, SEARS, JCPENNEY,
                                                                       MERVYN'S
UNIVERSITY TOWNE CENTER            SAN DIEGO, CA             1,030     NORDSTROM, MACY'S, ROBINSON'S-MAY,
                                                                       SEARS
North County Fair                  San Diego, CA             1,260     Nordstrom, Macy's, Robinson's-May
                                                                       (2 stores), Sears, JCPenney
Mission Valley Center              San Diego, CA             1,370     Robinson's-May, Montgomery Ward,
                                                                       Macy's Home & Furniture
Plaza Bonita                       San Diego, CA               820     Robinson's-May, JCPenney,
                                                                       Montgomery Ward, Mervyn's
Plaza Camino Real                  San Diego, CA             1,150     Robinson's-May, JCPenney, Macy's,
                                                                       Sears, Macy's Mens & Home
Mission Valley West                San Diego, CA               210     Power center opening Fall 1998

Los Angeles, California
SANTA ANITA FASHION PARK           LOS ANGELES, CA           1,100     NORDSTROM, MACY'S, ROBINSON'S-MAY,
                                                                       JCPENNEY
LOS CERRITOS CENTER                LOS ANGELES, CA           1,250     NORDSTROM, MACY'S, ROBINSON'S-MAY,
                                                                       SEARS, MERVYN'S
FOX HILLS MALL                     LOS ANGELES, CA             890     MACY'S, ROBINSON'S-MAY, JCPENNEY
Eagle Rock Plaza                   Los Angeles, CA             470     Robinson's-May, Montgomery Ward
Eastland Center                    Los Angeles, CA             730     Mervyn's, Target
The Plaza at West Covina           Los Angeles, CA           1,170     Robinson's-May, Macy's, JCPenney,
                                                                       Sears
Topanga Plaza                      Los Angeles, CA           1,050     Robinson's-May, Sears, Nordstrom,
                                                                       Montgomery Ward

Northern California
VALLEY FAIR                        SAN JOSE, CA              1,140     NORDSTROM, MACY'S (2 STORES)
OAKRIDGE MALL                      SAN JOSE, CA                800     MACY'S, SEARS, MONTGOMERY WARD
VILLAGE AT CORTE MADERA            CORTE MADERA, CA            430     NORDSTROM, MACY'S


                                                          TOTAL MALL
                                                             GLA
                                                          ----------
      PROPERTY                     CITY & STATE             (000's)          DEPARTMENT STORES
      --------                     ------------                              -----------------
SOLANO MALL                        FAIRFIELD, CA            1,010      MACY'S, JCPENNEY, SEARS, MERVYN'S
Downtown Plaza                     Sacramento, CA           1,170      Macy's (2 stores)

Washington State
CAPITAL MALL                       OLYMPIA, WA                600      JCPENNEY, MERVYN''S, BON MARCHE,
                                                                       LAMONTS
Vancouver Mall                     Vancouver, WA              870      JCPenney, Meier & Frank, Sears,
                                                                       Mervyn's, Nordstrom

MIDWEST
St. Louis, Missouri
Mid Rivers Mall                    St. Louis, MO              930      Dillard's, Famous-Barr, Sears,
                                                                       JCPenney
South County Center                St. Louis, MO              750      Famous-Barr, JCPenney, Dillard's
West County Center                 St. Louis, MO              580      Famous-Barr, JCPenney
Northwest Plaza                    St. Louis, MO            1,690      Dillard's, Famous-Barr, JCPenney,
                                                                       Sears
Crestwood Plaza                    St. Louis, MO            1,010      Dillard's, Famous-Barr, Sears

West Park Mall                     Cape Girardeau,            500      JCPenney, Famous-Barr, Venture
                                   MO
Westland Towne Center              Denver, CO                 470      Sears, Super K-Mart

EAST
Connecticut
Connecticut Post Mall              Milford, CT                830      Filene's, JCPenney, Caldor
Enfield Square                     Enfield, CT                680      Filene's, JCPenney, Sears
Meriden Square                     Meriden, CT                750      Sears, Filene's, JCPenney
Trumbull Shopping Park             Trumbull, CT             1,190      Macy's, Filene's, JCPenney, Lord &
                                                                       Taylor

Washington D.C./Maryland
Montgomery Mall                    Bethesda, MD             1,250      Nordstrom, JCPenney, Sears,
                                                                       Hecht's
Annapolis Mall                     Annapolis, MD              990      Nordstrom, Hecht's, Montgomery
                                                                       Ward, JCPenney
Wheaton Plaza                      Wheaton, MD              1,200      Hecht's, Montgomery Ward, JCPenney
South Shore Mall                   Bay Shore, NY            1,070      Macy's, JCPenney, Sears
                                   TOTAL                   34,240

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